SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

INTERNET SECURITY SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

N/A

(2)	Aggregate number of securities to which the transaction applies:

N/A

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

N/A

(2)	Form, Schedule or Registration Statement No.:

N/A

(3)	Filing Party:

N/A

(4)	Date Filed:

N/A

The following documents relating to the proposed merger between Internet Security Systems, Inc. (“ISS”) and International Business Machines Corporation (“IBM”) are attached:

1.	Email from Thomas E. Noonan, President and Chief Executive Officer of ISS, to ISS Employees dated August 23, 2006, and Attached Letter from IBM to ISS Employees
2.	Form Letter to ISS Customers
3.	Form Letter to ISS Partners

[Email from Thomas E. Noonan, President And Chief Executive Officer of ISS, to ISS Employees

dated August 23, 2006, and Attached Letter from IBM to ISS Employees]

ISS Team:

I am excited to tell you that we have just announced a definitive agreement with IBM to be acquired, subject to certain closing conditions. I see this as an important step in the evolution of ISS, as we will have the opportunity to bring our innovation to a larger stage. Over the history of ISS, our growth has only been held back by how far we could reach. Together with IBM, we will have the opportunity to extend our reach to customers and partners in significant ways.

This acquisition is seen as an important step in IBM’s transformation to an asset-based delivery model, essentially a model of delivering services, and in this case Security, in an on-demand manner. The IBM team that we have been working with for the past six months is excited about the proposition of how we at ISS will significantly enrich their current portfolio of security solutions—complementing IBM’s secure hardware, identity and access management software from Tivoli; and building and further enabling their consulting and managed services.

As security becomes more complex, customers are looking to streamline the cost and complexity of managing risk. In a highly fractured market that has multiple vendors, this integration defines a new standard for security. IBM has shared with us that they see the acquisition and the people, skills, technology and services that ISS delivers as a galvanizing event for their security strategy, as well as for the industry.

The addition of ISS to IBM will offer our customers and our business significant advantages:

•	Innovation—ISS’ protection platform is recognized as an industry leader in the key markets in which we compete. By bringing this innovation together with leading innovation from IBM, such as their ID management solutions, we can provide our customer with a single source for integrated and adaptable solutions.
•	Vision and Leadership—ISS’ Managed Security Services—built on leading-edge software and appliances—is recognized as a leader by many industry analysts. Together with IBM, we will be able to extend the value of this protection to a larger audience, while accelerating the delivery of on-demand security services for the next generation security market.
•	Brand Differentiation—The X-Force research and development team—renowned for security expertise and vision—brought together with the research and ethical hacking teams at IBM will create the undisputed industry leader in threat and vulnerability research and protection.
•	Time to value—IBM has recognized and shared their excitement about the security depth and expertise of our sales staff—plus our strong and sophisticated network of 600 partners—as a means to boost their security position.

As with other business acquisitions of this nature, this one will require government regulatory approval and the agreement of ISS’ stockholders. Although we cannot predict the exact timing, we expect this acquisition to close during the fourth quarter of 2006.

The plan is that ISS will remain an intact business unit within IBM and operate within the Infrastructure Management Services group.

I look forward to sharing more details of this exciting news at an all-hands meeting today at 12:00 EST in building C, or for those who are remote, please listen to the webcast with the dial-in details in the attached email.

Tom

About IBM

For more information about IBM, go to www.ibm.com

About Internet Security Systems, Inc.

Internet Security Systems, Inc. (ISS) is the security advisor to thousands of the world’s leading businesses and governments, providing preemptive protection for networks, desktops and servers. An established leader in security since 1994, the ISS Proventia® integrated security platform is designed to automatically protect against both known and unknown threats, and helps to keep networks up and running and shield customers from online attacks before they impact business assets. ISS products and services are based on the proactive security intelligence of its X-Force® research and development team—a world authority in vulnerability and threat research. The product line is complemented by comprehensive Managed Security Services and Professional Security Services. For more information, visit the ISS Web site at www.iss.net or call Heidi Litner at 404-236-3763.

Internet Security Systems is a trademark and Proventia and X-Force are registered trademarks of Internet Security Systems, Inc. All other companies and products mentioned are trademarks and property of their respective owners.

# # #

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed merger (the “Merger”) of Internet Security Systems, Inc. (the “Company”) with and into a wholly-owned subsidiary of International Business Machines Corp. (“IBM”). In connection with the Merger and required stockholder approval, the Company will file with the SEC a proxy statement and other relevant materials that will contain important information about the Merger. Investors and security holders of the Company are urged to read the proxy statement and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the Merger. All documents filed by the Company with the SEC, when available, may be obtained for free at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by directing such request to: Ed Eiland, ISS Investor Relations, 404-236-4053 or from the Company’s website at www.iss.net.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the Merger. Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its executive officers and directors in the Merger by reading the proxy statement regarding the Merger when it becomes available.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This release contains forward-looking statements based on current expectations or beliefs, as well as a number of assumptions about future events, and these statements are subject to important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements in this release address a variety of subjects including, for example, the functionality, characteristics, quality and performance capabilities of ISS’ products and technology; results achievable and benefits attainable through deployment of ISS’ products and provision of services; the ability of ISS’ products to help companies manage how they provide pre-emptive protection for networks, desktops and servers; and the expected timing of the closing of the proposed merger. The following additional factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the timing and results of required regulatory review and approval by ISS’ stockholders of the proposed merger; and those factors discussed in the Section entitled “Risk Factors” in Part II Item 1A of ISS’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2006. ISS disclaims any intent or obligation to update any forward-looking statements made herein to reflect any change in ISS’ expectations with regard thereto or any change in events, conditions, or circumstances on which such statements are based.

# # #

[Attached Letter from International IBM to ISS Employees]

[GRAPHIC APPEARS HERE]

August 23, 2006

Dear ISS Team:

I am truly excited about today’s announcement of a definitive agreement for IBM to acquire Internet Security Systems. Let me say clearly that we see you as the key assets of ISS and look forward to you becoming the future engine of growth for IBM’s security solutions and services portfolio. We intend to offer you all IBM employment and strong career opportunities.

Your products, services and solutions are leading the market for intrusion detection and prevention, as well as managed security services. Your Proventia platform is the technology pace-setter in security. And your X-Force researchers are widely respected throughout the industry, among government agencies and with thousands of customers.

IBM can offer you global reach for sales and delivery with market coverage around the world. Our consultants and technologists have deep industry-specific knowledge. Our Research division is also well-known in the field of innovative security technology. Together, we have a huge opportunity to become the premier, trusted provider of security solutions.

I’d like to share some early thoughts on what I see ahead of us.

•	You will help dramatically upgrade our security portfolio and accelerate growth in high-potential segments as security increasingly is sold as a service.
•	We can help your highly trained sales force gain entry into a broader base of customers, especially large enterprises and government agencies.
•	Your security products and services will add significant value to a range of IBM infrastructure solutions and complement our Tivoli software portfolio.
•	Our ability to scale solutions through technology and processes that can transform our clients into on demand businesses will help you grow rapidly.

From a timing standpoint, we anticipate that the acquisition will close in the fourth quarter. As with other business acquisitions of this nature, this one will require government regulatory approval, the agreement of ISS shareholders, and the completion of individual country legal processes. During this transition period, each company will continue to operate independently.

Once the acquisition is complete, the ISS team will join IBM as an intact business unit. ISS will report into my organization, Infrastructure Management Services, a group in IBM Global Services. In the meantime, designated teams from both our companies will work closely with you, your leaders, your customers and your business partners to provide a smooth transition.

IBM and ISS are impressive as separate entities. Combined, we have the ability to make an even greater difference for our clients and the world. There is huge opportunity ahead for us!

Val

Val Rahmani

GM, Infrastructure Management Services

IBM Global Services

[Form Letter to ISS Customers]

August xx, 2006

Dear (Current ISS Customer)

IBM and ISS (Nasdaq: ISSX) today announced the two companies have entered into a definitive agreement for IBM to acquire ISS. The acquisition is subject to ISS shareholder approval and regulatory reviews and other customary closing conditions. Although we cannot predict the exact timing, we anticipate the transaction will close in the fourth quarter of this year.

ISS is recognized as a market leader in operational security, intrusion detection/protection and vulnerability management technologies and services that assist in protecting the entire networks and end enterprise applications – from networks, to servers to endpoints. ISS and IBM have been partners since 1999, with ISS delivering key components of the Managed Security Services that IBM currently provides. We are very excited about what the services and technologies that our combined organizations will be able to bring to this market. We see this as an opportunity to bring ISS’ security innovation to a larger stage with global reach and support. IBM is a great complement to ISS with their 3500 global practitioners in security and privacy services, as well as to IBM’s Tivoli Software and hardware technology teams. The security solutions from both companies are highly complementary and we share a mutual vision of delivering security as a service, as ISS announced earlier this year with our introduction of On-Demand services delivered on the Proventia protection platform. To both ISS and IBM, the acquisition underscores our joint commitment to providing security and privacy solutions to you and the rest of the marketplace.

I wanted you to be assured that this announcement will not cause any disruption or change to the service we are currently providing you. Our expectation is that, over time, this acquisition will serve to further improve our already strong set of functional Security and Privacy offerings. We are committed to doing that.

Following completion of the acquisition, ISS and IBM intend to:

•	Establish ISS’s operations as a business unit focused on Security solutions within IBM’s Global Technology Services unit
•	More deeply incorporate ISS technologies into IBM’s Managed Security Services offerings, as well as utilize the ISS operating platform in other IBM managed services enhancing the current Managed Services offers of both companies
•	Integrate and deliver new solutions based on the combined innovation of both companies to address emerging security market needs, for example identity and information management
•	Market, sell, and support the portfolio of ISS services and technologies through IBM’s and ISS’s worldwide sales channels and Business Partners
•	Build upon our existing business relationship, which includes more than 11,000 customers worldwide, to deliver the consolidated solutions that customers are looking for to address business intelligence, risk management, and compliancy solutions. Our objective is to jointly deliver to our customers a single source solution for all their security needs.

With our joined strengths, we look forward to maintaining the security levels currently provided while accelerating innovation and the solutions we can offer to further improve the security you need to provide your company, customers, and partners.

If you have any questions, please feel free to contact me at (xxxxx).

Sincerely,

About IBM

For more information about IBM, go to www.ibm.com

About Internet Security Systems, Inc.

Internet Security Systems, Inc. (ISS) is the security advisor to thousands of the world’s leading businesses and governments, providing preemptive protection for networks, desktops and servers. An established leader in security since 1994, the ISS Proventia® integrated security platform is designed to automatically protect against both known and unknown threats, and helps to keep networks up and running and shield customers from online attacks before they impact business assets. ISS products and services are based on the proactive security intelligence of its X-Force® research and development team – a world authority in vulnerability and threat research. The product line is complemented by comprehensive Managed Security Services and Professional Security Services. For more information, visit the ISS Web site at www.iss.net or call Heidi Litner at 404-236-3763.

Internet Security Systems is a trademark and Proventia and X-Force are registered trademarks of Internet Security Systems, Inc. All other companies and products mentioned are trademarks and property of their respective owners.

# # #

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed merger (the “Merger”) of Internet Security Systems, Inc. (the “Company”) with and into a wholly-owned subsidiary of International Business Machines Corp. (“IBM”). In connection with the Merger and required stockholder approval, the Company will file with the SEC a proxy statement and other relevant materials that will contain important information about the Merger. Investors and security holders of the Company are urged to read the proxy statement and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the Merger. All documents filed by the Company with the SEC, when available, may be obtained for free at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by directing such request to: Ed Eiland, ISS Investor Relations, 404-236-4053 or from the Company’s website at www.iss.net.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the Merger. Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its executive officers and directors in the Merger by reading the proxy statement regarding the Merger when it becomes available.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This release contains forward-looking statements based on current expectations or beliefs, as well as a number of assumptions about future events, and these statements are subject to important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements in this release address a variety of subjects including, for example, the functionality, characteristics, quality and performance capabilities of ISS’ products and technology; results achievable and benefits attainable through deployment of ISS’ products and provision of services; the ability of ISS’ products to help companies manage how they provide pre-emptive protection for networks, desktops and servers; and the expected timing of the closing of the proposed merger. The following additional factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the timing and results of required regulatory review and approval by ISS’ stockholders of the proposed merger; and those factors discussed in the Section entitled “Risk Factors” in Part II Item 1A of ISS’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2006. ISS disclaims any intent or obligation to update any forward-looking statements made herein to reflect any change in ISS’ expectations with regard thereto or any change in events, conditions, or circumstances on which such statements are based.

# # #

[Form Letter to ISS Partners]

August xx, 2006

Dear (Current ISS Partner)

IBM and ISS (Nasdaq: ISSX) today announced the two companies have entered into a definitive agreement for IBM to acquire ISS. The acquisition is subject to ISS stockholder approval and regulatory reviews and other customary closing conditions. Although the exact timing cannot be predicted, we anticipate the transaction will close in the fourth quarter of this year.

ISS is recognized as a market leader in operational security, intrusion detection/protection and vulnerability management technologies and services that assist in protecting the entire networks and enterprise applications – from networks, to servers to endpoints. ISS and IBM have been partners since 1999, with ISS delivering key components of the Managed Security Services that IBM currently provides. We are very excited about the services and technologies that our combined organizations will be able to bring to the market. We see this as an opportunity to bring ISS’ security innovation to a larger stage with global reach and support, but also to further the breadth of our portfolio. IBM has a broad portfolio of identify management services, information management solutions and security for applications and SOA environments that we are excited to build the Proventia portfolio. The security solutions from both companies are highly complementary and we share a mutual vision of delivering security as a service, as ISS announced earlier this year with our introduction of On-Demand services delivered on the Proventia protection platform. To both ISS and IBM, the acquisition underscores our joint commitment to providing security and privacy solutions to the marketplace.

I wanted you to be assured that this announcement will not cause any disruption or change to the service we are currently providing you, or the way that we intend to conduct business through our partner community. Through our discussions with IBM, the customer value delivered through our partner community was a key area we agreed to nurture and grow. Our expectation is that, over time, this acquisition will serve to further improve our already strong set of functional Security and Privacy offerings. We are committed to doing that.

Following completion of the acquisition, ISS and IBM intend to:

•	Establish ISS’s operations as a business unit focused on Security solutions within IBM’s Global Technology Services unit
•	More deeply incorporate ISS technologies into IBM’s Managed Security Services offerings, as well as utilize the ISS operating platform in other IBM managed services enhancing the current Managed Services offers of both companies
•	Integrate and deliver new solutions based on the combined innovation of both companies to address emerging security market needs, for example identity and information management
•	Maintain and expand partner programs such as the “Powered By ISS” program
•	Market, sell, and support the portfolio of ISS services and technologies through IBM’s and ISS’s worldwide sales channels and Business Partners
•	Build upon our existing business relationship, which includes more than 11,000 customers worldwide, to deliver the consolidated solutions that customers are looking for to address business intelligence, risk management, and compliancy solutions. Our objective is to jointly deliver along with our partners a single source solution for our customers’ security needs.

With our joined strengths, we look forward to maintaining the security levels currently provided while accelerating innovation and the solutions we can offer to further improve the security you need to provide your company, customers, and partners.

If you have any questions, please feel free to contact me at (xxxxx).

Name.

Title.

About IBM

For more information about IBM, go to www.ibm.com

About Internet Security Systems, Inc.

Internet Security Systems, Inc. (ISS) is the security advisor to thousands of the world’s leading businesses and governments, providing preemptive protection for networks, desktops and servers. An established leader in security since 1994, the ISS Proventia® integrated security platform is designed to automatically protect against both known and unknown threats, and helps to keep networks up and running and shield customers from online attacks before they impact business assets. ISS products and services are based on the proactive security intelligence of its X-Force® research and development team – a world authority in vulnerability and threat research. The product line is complemented by comprehensive Managed Security Services and Professional Security Services. For more information, visit the ISS Web site at www.iss.net or call Heidi Litner at 404-236-3763.

Internet Security Systems is a trademark and Proventia and X-Force are registered trademarks of Internet Security Systems, Inc. All other companies and products mentioned are trademarks and property of their respective owners.

# # #

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed merger (the “Merger”) of Internet Security Systems, Inc. (the “Company”) with and into a wholly-owned subsidiary of International Business Machines Corp. (“IBM”). In connection with the Merger and required stockholder approval, the Company will file with the SEC a proxy statement and other relevant materials that will contain important information about the Merger. Investors and security holders of the Company are urged to read the proxy statement and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the Merger. All documents filed by the Company with the SEC, when available, may be obtained for free at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by directing such request to: Ed Eiland, ISS Investor Relations, 404-236-4053 or from the Company’s website at www.iss.net.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the Merger. Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its executive officers and directors in the Merger by reading the proxy statement regarding the Merger when it becomes available.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This release contains forward-looking statements based on current expectations or beliefs, as well as a number of assumptions about future events, and these statements are subject to important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements in this release address a variety of subjects including, for example, the functionality, characteristics, quality and performance capabilities of ISS’ products and technology; results achievable and benefits attainable through deployment of ISS’ products and provision of services; the ability of ISS’ products to help companies manage how they provide pre-emptive protection for networks, desktops and servers; and the expected timing of the closing of the proposed merger. The following additional factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the timing and results of required regulatory review and approval by ISS’ stockholders of the proposed merger; and those factors discussed in the Section entitled “Risk Factors” in Part II Item 1A of ISS’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2006. ISS disclaims any intent or obligation to update any forward-looking statements made herein to reflect any change in ISS’ expectations with regard thereto or any change in events, conditions, or circumstances on which such statements are based.

# # #